SCM Microsystems Stockholders Approve Proposed Merger
with Hirsch Electronics Corporation

FREMONT, Calif. and ISMANING, Germany, April 17, 2009 – SCM Microsystems, Inc. (NASDAQ: SCMM; Prime Standard, SMY), a leading provider of solutions that open the Digital World, today announced that its stockholders have approved the issuance of shares of SCM common stock and warrants to purchase shares of SCM common stock in connection with SCM’s proposed merger with Hirsch Electronics Corp.  At a special meeting of SCM stockholders held on April 16, 2009, more than 99% of the votes cast were in favor of the proposal related to the merger.  Hirsch shareholders approved the proposed merger in March.

“This merger with a trusted business partner is a key step forward in executing our growth strategy,” said Felix Marx, chief executive officer of SCM Microsystems. “Combining two industry leaders into a single powerhouse gives us the size and scale we need to expand in our existing markets and to penetrate new ones. We are pleased that our stockholders share in our excitement about this merger, and we are excited to bring the synergies of this combination to market.”

Acquiring Hirsch, which was already a distribution partner of SCM solutions, approximately doubles the size of SCM. SCM and Hirsch are highly complementary companies, with little overlap. SCM is a leading global provider of readers that enable people to access PCs and networks with smart cards containing authentication data and other information. This is known in the industry as “logical access.” Hirsch was a pioneer of the access control market and is now a top player in what is known as “physical  access” -- secure entry to buildings, campuses, military installations and other facilities.

A growing number of public and private organizations want a single, integrated authentication system for both logical and physical access. This trend is known as “convergence.” Adding Hirsch positions SCM to deliver convergence solutions with significantly stronger technological expertise, customer offerings, market penetration, regional strengths, and service capabilities.

These advantages apply as well to SCM’s prospects in another global market opportunity: authentication via “contactless” smart cards and tokens. Proponents of contactless authentication envision consumers around the world making daily small purchases simply by holding up a card, token or mobile phone equipped with contactless logical access technology. Market researcher ABI Research projects high double-digit growth rates in the mobile and contactless reader market through 2012.

“The authentication field is full of small, niche companies,” Marx commented. “Convergence and contactless are both opportunities that can be fulfilled much better by larger companies with a global understanding of technology, customers, and applications. That’s one of the reasons we pursued the merger. We also believe this combination has a high chance of success, because SCM already works with Hirsch to serve the large, strategically important U.S. government market. We know from experience that our management and cultures have a great deal in common, which means we can keep our shared focus where it has always been -- on the customer.”

Following satisfaction of remaining closing conditions, U.S.-based Hirsch will become a wholly-owned subsidiary of SCM. Each company’s products and services will continue to be marketed, sold and supported using the existing SCM and Hirsch brand names.

About SCM Microsystems, Inc.

SCM Microsystems is a leading provider of solutions that open the Digital World by enabling people to conveniently access digital content and services at home and in the marketplace. The company develops, markets and sells the industry’s broadest range of smart card reader technology for secure authentication of individuals by computers, networks and facilities. The company’s customers include OEMs, governments and enterprises worldwide.  U.S. headquarters are in Fremont, California; global headquarters are in Ismaning, Germany. For additional information, visit the SCM Microsystems website at www.scmmicro.com.

About Hirsch Electronics Corporation

Hirsch Electronics designs and manufactures security systems for worldwide markets.  Hirsch is a recognized leader in IP-based physical security solutions that interoperate with other networked databases, devices and systems, such as human resources, provisioning, and directory services.  Hirsch’s award-winning role-based access control, identity management, and policy-based security management systems integrate access control, digital video, alarm monitoring, smart cards and biometrics. For more information, visit the Hirsch website at www.HirschElectronics.com.

Important Information

In connection with the proposed merger transaction involving SCM and Hirsch, SCM has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (No. 333-157067), which was declared effective on February 13, 2009. The definitive joint proxy statement/information statement and prospectus dated February 13, 2009 was first mailed to stockholders of SCM and shareholders of Hirsch on or about February 18, 2009. SCM has filed certain other documents regarding the proposed transaction with the SEC and may file additional documents regarding the proposed transaction as well.  SECURITYHOLDERS OF SCM AND HIRSCH ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/INFORMATION STATEMENT AND PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED MERGER CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Stockholders of SCM and shareholders of Hirsch may obtain a copy of the joint proxy statement/ information statement and prospectus, as well as other filings containing information about SCM and Hirsch, without charge, at the SEC's Internet site (http://www.sec.gov).  Copies of the joint proxy statement/information statement and prospectus can also be obtained, without charge, from the SCM corporate website at www.scmmicro.com, or by directing a request to SCM Microsystems, Inc., Attention: Investor Relations, 41740 Christy Street, Fremont, California 94538, or to Hirsch Electronics Corp, 1900 Carnegie Avenue, Bldg B, Santa Ana, California 92705, Attention: Secretary.

In addition to the documents described above, SCM files annual, quarterly and current reports, proxy statements and other information with the SEC, which are available at the SEC’s website at www.sec.gov or at SCM’s website at www.scmmicro.com.

THIS COMMUNICATION IS FOR INFORMATION PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

SCM Microsystems and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SCM in connection with the proposed transaction.  Information about SCM’s directors and executive officers is available in the joint proxy statement/information statement and prospectus and other materials referred to in the proxy statement/prospectus.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995.  These include, without limitation, our statements contained above regarding potential benefits and synergies of the merger for both companies, the closing date of the proposed merger and other statements that are not historical facts.  These statements involve risks and uncertainties that could cause actual results and events to differ materially, including the possibility that the closing of the proposed merger may be delayed, or that the proposed merger may not close.  For a discussion of further risks and uncertainties related to SCM’s business, please refer to our public company reports and the Risk Factors enumerated therein, including our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 31, 2009.  SCM undertakes no duty to update any forward-looking statement to reflect any change in SCM’s expectations or any change in events, conditions or circumstances on which any such statements are based.

Note: The SCM logo is a trademark of SCM Microsystems, Inc and the Hirsch logo is a trademark Hirsch Electronics Corporation or its affiliates in the United States and certain other countries.  Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

Contacts:

Stephan Rohaly, SCM Microsystems, +49 (89) 9595-5110, srohaly@scmmicro.de

Darby Dye, SCM Microsystems, +1 510-249-4883, ddye@scmmicro.com